EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
Supplement to Prospectus dated February 27, 2019 and Prospectus Supplement dated February 27, 2019

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On December 10, 2019, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $25.33, $24.65 and 2.76%, respectively. As of December 10, 2019, we had 15,184,813 Common Shares outstanding and net assets of approximately $374,347,947.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $25.33 per share for our Common Shares on the NYSE as of December 10, 2019, we estimate that the net proceeds of this offering will be approximately $21,898,981 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

December 11, 2019